EXHIBIT 11




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of this Form N-1A registration statement for The Aquinas Funds, Inc.



                                      ARTHUR ANDERSEN LLP



   Milwaukee, Wisconsin
   April 23, 1997